UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of Earliest Event Reported)
February 7, 2018

GGP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

350 N. Orleans St., Suite 300, Chicago, IL 60654
(Address of principal executive offices) (Zip Code)

(312) 960-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 7, 2018, GGP Inc. (“GGP”) issued a press release describing its results of operations for the three and twelve months ended December 31, 2017.  A copy of the press release is being furnished as Exhibit 99.1 to this report.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01 REGULATION FD DISCLOSURE.

On February 7, 2018, GGP Inc. made available on its website the press release described in Item 2.02 above as well as certain supplemental financial information regarding its operations for the three and twelve months ended December 31, 2017. A copy of such supplemental financial information is being furnished as Exhibit 99.2 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.    Description

99.1	Press release titled “GGP Reports Fourth Quarter 2017 Results and Declares First Quarter Dividend” dated February 7, 2018 (furnished herewith).

99.2	Certain GGP supplemental financial information regarding its operations for the three and twelve months ended December 31, 2017 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GGP INC.
/s/ Heath Fear
Heath Fear
Chief Financial Officer

Date: February 7, 2018

EXHIBIT INDEX

Exhibit Number	Name
99.1	Press release titled “GGP Reports Fourth Quarter 2017 Results and Declares First Quarter Dividend” dated February 7, 2018 (furnished herewith).
99.2	Certain GGP supplemental financial information regarding its operations for the three and twelve months ended December 31, 2017 (furnished herewith).